OTHER CURRENT ASSETS - NET	12 Months Ended
Dec. 31, 2017
OTHER CURRENT ASSETS - NET [Abstract]
OTHER CURRENT ASSETS - NET
8.	OTHER CURRENT ASSETS - net

Other current assets consist of the following:

in millions of $	As of December 31,
	2016	2017

VAT recoverable	28.1	29.7
Other receivables – net	13.1	29.8
Prepaid expenses – net	13.6	8.2
Others	0.8	0.6

	55.6	68.3

VAT recoverable represents the excess of VAT expended on purchases over the VAT collected from sales. This amount can be applied against future VAT collected from customers or may be reimbursed by the tax authorities under certain circumstances.

Income taxes  recoverable represent the excess of income taxes paid to tax authority over the current income taxes. This amount can be applied against income taxes in future years or may be reimbursed by the tax authorities.